Equity Incentive Plan	12 Months Ended
Jun. 30, 2020
Equity incentive plan [abstract]
Equity Incentive Plan
23.	Equity Incentive Plan

The Group maintains an equity incentive plan, under which certain selected employees, directors and top management of the Group, IRSA and Cresud (the "Participants"). Engagement is voluntary and by invitation of the Board of Directors.

This plan was effectively established on September 30, 2011 and is administered by the Board of Directors of the Group, IRSA and Cresud, as appropriate, or a committee appointed by the Board of Directors of the respective companies.

Initially, the Incentive Plan established that Participants would be entitled to receive shares ("Contributions") of IRSA Propiedades Comerciales, IRSA and Cresud, based on a percentage of the annual bonus, on condition that they keep holding the acquired shares and remain an employee of the Group for at least 5 years, among other conditions required to qualify for such Contributions. Due to the small number of transactions in the market it was not possible to fulfil the formal aspects of the plan and as established by the Shareholders' Meeting the Board of IRSA Propiedades Comerciales decided to modify certain conditions, including, delivery of IRSA and Cresud shares (upon transfer of funds by IRSA Propiedades Comerciales) to replace the shares of IRSA Propiedades Comerciales, IRSA and Cresud.

Consequently, shares shall be under the ownership of IRSA and Cresud, and as the conditions established by the Plan are verified, such contributions are transferred to the Participants.

Additionally, IRSA Propiedades Comerciales' Board of Directors resolved to include a special one-off bonus composed of unrestricted shares issued by IRSA for the fiscal year ended on June 30, 2014, to employees with 2 or more years of service.

As of June 30, 2020 and 2019 IRSA Propiedades Comerciales has a credit of ARS 12.4 and ARS 17.8 million with IRSA Inversiones y Representaciones S.A. and a liability of ARS 2.5 and ARS 3.6 millon with Cresud S.A.C.I.F. y A.. The subsidiaries of IRSA Propiedades Comerciales have a liability of ARS 14.6 and ARS 20.9 million with IRSA Inversiones y Representaciones S.A..

As of June 30, 2020, 2019 and 2018, the amount accrued for the plans amounts to ARS 61.1 million, ARS 90.6 million and ARS 182.7 million respectively, based on the market value of the shares to be granted pertaining to the Group's contributions, proportionately to the period already elapsed for the vesting of shares in the Incentive Plan and adjusted for the probability that any beneficiary should leave the Group before the term and/or the conditions required to qualify for the benefits of the plan are met at fiscal year-end.

For the fiscal years ended June 30, 2019 and 2018 the Group has incurred in a charge related to the Incentive Plan and the extraordinary gratification of ARS 0.4 million and ARS 17.2 million, respectively. As of June 30, 2020 the plan is completely accrued.